Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of ChinaNet Online Holdings, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)       The Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2016 fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 15, 2016

/s/ Handong Cheng

Handong Cheng
Chief Executive Officer
(Principal Executive Officer)

/s/ Zhige Zhang

Zhige Zhang
Chief Financial Officer
(Principal Accounting and Financial Officer)